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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

April 21, 2001

To Our Shareholders:

    We are pleased to submit to you our quarterly report for the quarter ended March 31, 2001. The net asset value on that date was $27.61 per share. Regular dividends are reviewed semi-annually; therefore, no dividend was declared for the quarter. The Board of Directors will review the next regular dividend in June 2001.

INVESTMENT REVIEW

    In the first quarter of 2001, Cohen & Steers Special Equity Fund had a total return of 3.8%, outperforming the NAREIT Equity REIT Index*, which had a total return of 0.4%. The Fund also performed well versus the broader stock market, measured by the Standard & Poor's 500 Index, which had a total return of -11.9%, and by the NASDAQ Composite Index, which had a total return of -25.5%.

    Real estate securities posted stellar relative performance amidst an extremely difficult stock market environment, where investors came to grips with the harsh realities of a bear market for stocks and a significant economic slowdown, if not recession. During the quarter, the repercussions of an economy that has stalled out -- U.S. GDP growth has decelerated from 5.6% in the second quarter of 2000 to a mere 0.7% currently -- began to be felt in earnest, as corporate America announced layoffs and cut capital spending plans. For the broader stock market, investors dealt with the vicious circle of widespread earnings disappointments and their devastating impact on share prices in a stock market that still carries a high price-to-earnings multiple. Real estate securities investors, by contrast, saw their holdings fare well relative to the stock market because REIT earnings generally have held steady to this point in time, and valuations, in our view, continue to look attractive.

    We were pleased with the Fund's out-performance relative to the real estate benchmark, considering that the Fund's objective -- capital appreciation -- was out of favor in the quarter. Breaking a well-established trend, performance leadership shifted in favor of companies with high current dividend income, and lower relative growth, instead of companies with higher growth and low dividend yields. This is a meaningful shift since, generally speaking, the highest growth has been produced by the largest 'blue-chip' REITs that have the best management, best properties, and greatest financial strength (the 'Realty Majors' companies). Specifically, the highest yielding companies returned 16.8%, while the lowest yielding companies lost 7.3%.

    This change in leadership, in our opinion, can be explained by the uncertainties that face the U.S. economy. Investors have discounted the share prices of companies with the highest expected growth, questioning their ability to meet analyst estimates, and instead are paying up for current income. As a result, the worst performing property sectors in the first quarter were those that have been producing the best real estate fundamentals -- the Office, Apartment and Industrial sectors -- but whose growth rates could be more vulnerable to the economy.

    The Fund outperformed due to its holdings in the Health Care and Regional Mall sectors, ranked number one and number three, respectively, for total return in the first quarter among the thirteen property sectors in the NAREIT Equity REIT Index. Both of these sectors benefited from rising demand for current yield: the Health Care sector began the year with an 11.6% dividend yield and the Regional Mall sector began the year with a 8.3% dividend yield -- both well above the REIT average of 7.5%.

    The Health Care sector's strong relative performance, which began last fall, has continued this year because, in our view, the recovery in fundamentals for nursing homes and hospitals will not be derailed by the weakness in the economy. Moreover, we believe these companies are poised to regain their access to capital, which would

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

enable them to take advantage of what we see is a substantial opportunity to acquire health care properties at high current returns and discounts to replacement cost. Regarding the Regional Mall sector, we were correct in our assumption last year that these companies' share prices had over-discounted the fundamental prospects for regional malls, even if the economy slowed. We believe that the regional mall companies are still attractively valued, and that their fundamentals will prove to be resilient in the current economic climate.

INVESTMENT OUTLOOK

    Over the past six months we have based our investment outlook on the premise that most property markets are well positioned to weather a slowing economy. Generally speaking, occupancy rates for most property types are high, and the difference between leases in place and market rents provides built-in earnings growth. However, with GDP growth decelerating to very low levels, around 1%, and with corporate America now either deferring expansion plans or cutting capacity outright, we could experience a period where construction, while moderate in the 2-4% range, exceeds demand and occupancies decline. The bright side is that new construction levels will decline from moderate to low levels, as lenders shut off capital and developers shelve new projects. Accordingly, we would not expect more than 12 months of excess supply to overhang the market, although the ultimate impact will depend on the severity and duration of the downturn.

    We believe the current economic situation will impact real estate security fundamentals in the following manner:

     EARNINGS GROWTH WILL MODERATE. REIT earnings have been growing at 9-10% over the past year, driven primarily by internal net rental income growth. In a low growth economic scenario, we believe net rental income growth could slow from 6% today to around 4%, which would produce earnings growth in the 8.5% range -- modest deceleration in growth relative to S&P 500 earnings expectations, which have plummeted to nearly -5%.

     ACQUISITION OPPORTUNITIES WILL IMPROVE. Property capitalization rates, or the yields that buyers require, are rising to anticipate that the economic slowdown will suppress income growth. As some properties experience rising vacancies, we believe the acquisition environment for savvy operators will improve. In fact, there may also be opportunities to buy, at discounts to cost, newly developed properties that have not leased up. Another source of acquisitions will come from the $140 billion pool of assets owned by private real estate opportunity funds that must sell in a specified time frame.

     DEVELOPMENT OPPORTUNITIES WILL DECLINE. Returns on new developments will decline as market rent growth slows and the time needed for lease-up lengthens. In addition, rising cap rates will reduce the profit margin earned on the sale a newly developed building.

    The valuation landscape for real estate securities has changed to reflect the uncertainties about the economy. Typically, a strong correlation exists between the earnings multiples on real estate securities and their growth rates. Today, however, the market does not appear to be paying any premium for growth potential. Consequently, we believe there are some great values among some of the blue-chip 'Realty Majors' REITs that are trading at comparable valuations to lower quality companies. Overall, REIT valuations are still compelling relative to stocks. The price-to-cash flow multiple for REITs is 8.7 times, compared to their long-term average of 12.4x; by comparison, the price-to-cash flow multiple for the S&P 500 is 11.4 times, which compares to its historical average of 9.1x.

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

    While the income-oriented stocks have outperformed lately, we do not believe it is the right time to shift from a Realty Majors focus to chase companies with high dividend yields. If the downturn turns out worse than expected, we would expect that the fundamentals for the Majors companies would fare best, due to their higher quality properties and more dominant leasing and property management capabilities. In addition, the Majors have the financial resources to take advantage of the acquisition opportunities that will emerge. On the other hand, if the Federal Reserve's monetary easing, now four months underway and becoming more aggressive, successfully revives the economy, we would expect the Majors' multiples to expand to reflect their superior growth potential. In addition to a core group of Realty Majors-type holdings, we will continue to search for excess return through selected value-added investments, such as our nursing home holding, Ventas (which is completing its lease restructuring with its tenant Kindred Healthcare, allowing the company to successfully emerge from bankruptcy).

    The current economic situation is more challenging than at any point in the past ten years. Changes in the economy, and in important industry segments such as technology, will in turn create volatility in property market fundamentals and security valuations. This volatility should create investment opportunities. Never before have the U.S. property markets entered an economic downturn in as good a shape as they are in today, and we expect that real estate security fundamentals will fare well compared to other equity investments. And looking to the point where the economy can begin to improve, we believe that real estate will participate in the recovery. Meantime, we believe earnings fundamentals are stable, and taken together with their low valuations and current income, real estate securities should provide satisfactory returns.

Sincerely,

             MARTIN COHEN                ROBERT H. STEERS
             MARTIN COHEN                ROBERT H. STEERS
             President                   Chairman

                              JOSEPH M. HARVEY
                              JOSEPH M. HARVEY
                              Portfolio Manager

    Cohen & Steers is online at WWW.COHENANDSTEERS.COM. Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.

* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominately in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 2001 (UNAUDITED)

                                                     NUMBER OF                     % OF
                                                      SHARES        VALUE       NET ASSETS
                                                     ---------   -----------   ------------
EQUITIES
   *Alexander's...................................    50,700    $ 3,095,235        9.56%
    Ventas.........................................   345,000      2,932,500        9.06
    Starwood Hotels & Resorts Worldwide............    59,100      2,009,991        6.21
   *FrontLine Capital Group........................   196,200      1,998,787        6.17
  **Brookfield Properties Corp.....................   118,800      1,981,130        6.12
    General Growth Properties......................    56,300      1,967,685        6.08
    Equity Office Properties Trust Co..............    51,400      1,439,200        4.45
    Vornado Realty Trust...........................    39,800      1,426,034        4.40
    CBL & Associates Properties....................    52,100      1,385,860        4.28
    Host Marriott Corp.............................   111,700      1,304,656        4.03
    Spieker Properties.............................    22,600      1,239,610        3.83
    Simon Property Group...........................    48,200      1,233,920        3.81
    Reckson Associates Realty Corp.................    51,800      1,155,140        3.57
    Health Care Property Investors.................    32,400      1,099,008        3.39
    Kilroy Realty Corp.............................    38,700      1,037,547        3.20
    Boston Properties..............................    25,100        965,095        2.98
    SL Green Realty Corp...........................    31,900        875,655        2.70
   *Manor Care.....................................    40,000        816,000        2.52
    Nationwide Health Properties...................    48,700        812,803        2.51
    Archstone Communities Trust....................    26,500        651,900        2.01
    Manufactured Home Communities..................    18,300        494,100        1.53
    Taubman Centers................................    27,600        332,580        1.03
   *Crescent Operating.............................   261,400        326,750        1.01
    Crescent Real Estate Equities Co...............    13,400        304,180        0.94
                                                                 -----------      ------
         TOTAL EQUITIES (Identified
           cost -- $29,307,251)....................               30,885,366       95.39
                                                                 -----------      ------

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2001 (UNAUDITED)

                                                     PRINCIPAL                      % OF
                                                       AMOUNT        VALUE       NET ASSETS
                                                     ----------   -----------   ------------
COMMERCIAL PAPER
  Union Bank of Switzerland Finance, 5.30%, due
    4/2/01.........................................  $1,119,000   $ 1,118,835        3.46%
  CIT Group Holdings, 5.30%, due 4/2/01............   1,000,000       999,853        3.09
                                                                  -----------      ------
    TOTAL COMMERCIAL PAPER (Identified
      cost -- $2,118,688)..........................                 2,118,688        6.55
                                                                  -----------      ------
TOTAL INVESTMENTS (Identified
  cost -- $31,425,939).............................                33,004,054      101.94
LIABILITIES IN EXCESS OF OTHER ASSETS..............                  (627,104)      (1.94)
                                                                  -----------      ------

NET ASSETS (Equivalent to $27.61 per share based on
  1,172,804 shares of capital stock outstanding)...               $32,376,950      100.00%
                                                                  -----------      ------
                                                                  -----------      ------

-------------------
 * Non-income producing security.
** Brookfield Properties Corp. is a Canadian company listed on the Toronto and New York Stock Exchanges. The Toronto Stock Exchange is deemed the principal exchange for valuation purposes. The market value of the Fund's position in Canadian dollars on March 31, 2001 was $3,124,440 based on an exchange rate of 1 Canadian dollar to 0.63408 U.S. dollars.

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                             FINANCIAL HIGHLIGHTS*
                           MARCH 31, 2001 (UNAUDITED)

                                                                           NET ASSET VALUE
                                                   TOTAL NET ASSETS           PER SHARE
                                               -------------------------   ----------------
NET ASSET VALUE:
Beginning of period: 12/31/00................                $33,463,150            $26.60
    Net investment income....................  $   181,858                 $0.16
    Net realized and unrealized gain on
       investments...........................    1,091,421                  0.85
                                                                           -----
    Capital stock transactions:
         Sold................................      324,822
         Redeemed............................   (2,684,301)
                                               -----------
Net increase/(decrease) in net asset value...                 (1,086,200)             1.01
                                                             -----------            ------
End of period: 3/31/01.......................                $32,376,950            $27.61
                                                             -----------            ------
                                                             -----------            ------

-------------------
* Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

                          AVERAGE ANNUAL TOTAL RETURNS
                         (PERIODS ENDED MARCH 31, 2001)

ONE YEAR                SINCE INCEPTION (5/8/97)
--------                ------------------------
 14.40%                           6.87%

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                               MEET THE COHEN & STEERS FAMILY OF FUNDS:

             FOR HIGH CURRENT INCOME:                                 FOR TOTAL RETURN:

            [EQUITY INCOME FUND LOGO]                               [REALTY SHARES LOGO]

       IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND        IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
       YIELD AND CAPITAL APPRECIATION, INVESTING          RETURN THROUGH BOTH CURRENT INCOME AND
       PRIMARILY IN REITS                                 CAPITAL APPRECIATION, INVESTING PRIMARILY IN
       A, B, C AND I SHARES AVAILABLE                     REITS
       SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                SYMBOL: CSRSX


             FOR CAPITAL APPRECIATION:                                FOR TOTAL RETURN:

             [SPECIAL EQUITY FUND LOGO]                       [INSTITUTIONAL REALTY SHARES LOGO]

       IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL        IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
       APPRECIATION, INVESTING IN A LIMITED NUMBER        RETURN THROUGH BOTH CURRENT INCOME AND
       OF COMPANIES ENGAGED IN THE REAL ESTATE OR         CAPITAL APPRECIATION, INVESTING PRIMARILY IN
       RELATED INDUSTRIES                                 REITS
       CONCENTRATED, HIGHLY FOCUSED PORTFOLIO             OFFERS LOW TOTAL EXPENSE RATIO
       SYMBOL: CSSPX                                      HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                    1-800-330-REIT, OR VISIT OUR WEBSITE AT www.cohenandsteers.com

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

 Robert H. Steers                      INVESTMENT ADVISER
 Director and Chairman                 Cohen & Steers Capital Management, Inc.
                                       757 Third Avenue
 Martin Cohen                          New York, NY 10017
 Director and President                (212) 832-3232

 Gregory C. Clark                      FUND SUB-ADMINISTRATOR AND CUSTODIAN
 Director                              State Street Corp.
                                       225 Franklin Street
 George Grossman                       Boston, MA 02110
 Director
                                       TRANSFER AGENT
 Willard H. Smith, Jr.                 Boston Financial Data Services, Inc.
 Director                              Two Heritage Drive
                                       North Quincy, MA 02171
 Adam Derechin                         (800) 437-9912
 Vice President and Assistant
 Treasurer                             LEGAL COUNSEL
                                       Simpson Thacher & Bartlett
 Lawrence B. Stoller                   425 Lexington Avenue
 Assistant Secretary                   New York, NY 10017

                                       DISTRIBUTOR
                                       Cohen & Steers Securities, Inc.
                                       757 Third Avenue
                                       New York, NY 10017

                                       NASDAQ Symbol: CSSPX

                                       Website: www.cohenandsteers.com
                                       Net asset value (NAV) can be found in
                                       the daily mutual fund listings in the
                                       financial section of most major
                                       newspapers under Cohen & Steers.

                                       This report is authorized for delivery
                                       only to shareholders of Cohen & Steers
                                       Special Equity Fund, Inc. unless
                                       accompanied or preceded by the
                                       delivery of a currently effective
                                       prospectus setting forth details of
                                       the Fund. Past performance, of course,
                                       is no guarantee of future results and
                                       your investment may be worth more or
                                       less at the time you sell.

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QUARTERLY REPORT

MARCH 31, 2000



COHEN & STEERS
SPECIAL EQUITY FUND
757 THIRD AVENUE
NEW YORK, NY 10017